                                                                    EXHIBIT 10.6


                           BALBOA CAPITAL CORPORATION
[LOGO]                          LEASE AGREEMENT               LA-NO.001-03864-01
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                LESSEE                                 SUPPLIER OF EQUIPMENT
INTERACTIVE TELESIS, INC.                              PARAGON VOICE SYSTEMS
535 ENCINITAS BLVD. SUITE 116                          1655 RANCHO SANTA FE ROAD
ENCINITAS, CA 92024                                    SAN MARCOS, CA 92069
     JOINTLY AND SEVERALLY RESPONSIBLE
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EQUIPMENT      STREET ADDRESS __________________________________________________
LOCATION
IF DIFFERENT   CITY ____________________ COUNTY SAN DIEGO  STATE ___ ZIP _______
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
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ITEM      QUANTITY                           DESCRIPTION
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
                         AS DELINEATED ON EXHIBIT "A", ATTACHED HERETO AND MADE A PART HEREOF.
                         11/1/96 Commencement date     (5/28/97 No. Interim Billing Per Michael Lowcey of Balboa)
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TERMS     MONTHLY RENT   BASE TERM IN MONTHS           DEPOSIT             DEPOSIT APPLIED TO
          (plus sales/   Start 11/20/96                $887.72             FIRST AND LAST MONTHLY RENTALS
          use tax, if    48                                                DOC FEE: $125.00
          applicable
          $443.86
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

SECTION 1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now hereafter incorporated in or affixed to it (hereafter referred to as "Equipment").

SECTION 2. ACCEPTANCE OF EQUIPMENT: Lessee agrees to inspect the Equipment and to execute a Delivery and Acceptance Certificate, in form and substance satisfactory to Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. With respect to this Lease, if for any reason the Equipment has not been delivered,installed and accepted by Lessee within sixty (60) days after it is ordered by Lessor, or if Lessee fails to accept the Equipment and execute a Delivery and Acceptance Certificate within ten (10) days following delivery of the Equipment, Lessor may at Lessor's option, terminate Lessor's obligations under this Lease and Lessee shall, on demand of Lessor, pay Lessor all amounts paid or owing by Lessor with respect to the purchase of such Equipment and indemnity and hold Lessor harmless from any and all liabilities, claims, costs and expenses to the manufacturer or supplier/vendor of the Equipment or any other party, arising or of or relating to the Equipment or the Lease. Upon payment of such amounts, Lessor shall release, remise, and quit claim such Equipment to Lessee, AS-IS, WHERE-IS, AND WITHOUT WARRANTY EXPRESSED OR IMPLIED BY LESSOR AS TO ANY MATTER WHATSOEVER. Lessee shall upon such payment be subrogated to Lessor's claim, if any, against the manufacturer or supplier/vendor of such Equipment.

SECTION 3. TERM: This Lease shall become effective upon acceptance by Lessor by signing and dating this Lease and the term for this Lease shall commence on the day that the leased property has been delivered to and is usable by Lessee ("Commencement Date"). The base term of this Lease shall commence on the first day of the month following the Commencement Date and terminate upon the expiration of the number months specified in "Terms" above. This Lease may be terminated by Lessee at the end of the base term if one hundred eighty (180) days prior to the end of the base term written notice of such termination is delivered to Lessor (by certified mail). This Lease may be terminated by Lessor at the end of the base term if at least thirty (30) days prior to the end of the base term written notice of such termination is delivered to Lessee (by certified mail). Otherwise the term of this Lease automatically shall be extended for a successive one-year period following the end of the initial base term at the monthly rent stated in "Terms" above. During this extension period, Lessor, at its sole option, may terminate this Lease upon sixty (60) days prior written notice to Lessee (by certified mail). After the extension period, this Lease may be terminated by either Lessor or Lessee at the end of any calendar month, provided one hundred twenty (120) days prior written notice of such termination is delivered to the other party (by certified mail). Lessor and Lessee agree that the Lessee has no option to purchase the Equipment at the end of the base term unless a purchase option agreement has been duly executed by both parties.

--------------------------------------------------------------------------------
SECTION 4. DISCLAIMER OF WARRANTIES AND CLAIMS LIMITATION OF REMEDIES THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR: Lessee acknowledges and agrees by his signature below as follows:

A. LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT:
B. Lessee has fully inspected the Equipment which it has requested Lessor to acquire and Lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;
C. Lessee leases the Equipment "as is" and with all faults;
D. Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and is not for personal, family, household, or agricultural purposes;
E. If the Equipment is not properly installed, does not operate as represented or warranted by the supplier/vendor or manufacturer, or is unsatisfactory for any reason, regardless of abuse or consequence, Lessee's only remedy, if any, shall be against the supplier/vendor or manufacturer of the Equipment and not against Lessor;
F. Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by supplier/vendor or manufacturer of the Equipment;
G. LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and
H. NO DEFECT, DAMAGE OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE

               The parties have specifically negotiated and agreed
                   to the foregoing paragraph. INITIALS /s/ [Initials Illegible]
--------------------------------------------------------------------------------
SECTION 5. STATUTORY FINANCE LEASE: Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier/vendor or manufacturer from whom the Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier/vendor or manufacturer, and Lessor has not selected, manufactured, or supplied the Equipment. LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER/VENDOR OR MANUFACTURER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER/VENDOR OR MANUFACTURER OF
THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

SECTION 6. ASSIGNMENT BY LESSEE PROHIBITED: WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

SECTION 7. RENT: The monthly rent payable with respect to this lease shall be the amount shown on this lease in "Terms" above. Lessee shall pay to Lessor the monthly rent, in advance, for each month or as part thereof the Lease is in effect. The first such payment, with respect to this Lease, shall be made on the first day of the month following the Commencement Date. A prorata portion of the rental charges based on a daily rental of one-thirtieth (1/30) of the monthly rental calculated from the Commencement Date to the end of the month shall be due and payable at the Commencement Date, installments of rent or personal property tax which are not paid within ten (10) days of their due date shall be subject to a late charge equal to five percent (5%) of each delayed payment. The late charge set forth in this contract shall apply only when permitted by law and, if not permitted by law, the late charges shall be calculated at the maximum rate permissible by such law. In the event that a check or other instrument tendered for payment is dishonored, Lessor shall be entitled to a fifteen dollar ($15.00) fee. All rent shall be paid at the place of business of Lessor shown above or such other place as Lessor may designate by written notice to Lessee. Lessee agrees to pay taxes and reasonable fees, including but not limited to documentation fees, filing fees, credit fees, equipment inspection fees, title fees, property taxes, sales taxes, use taxes, business taxes and further agrees to pay twenty dollars ($20.00) per collection call and one hundred dollars ($100.00) per collection visit. Lessor may apply remittances received to unpaid rental installments and/or other charges on a due date basis, remittance received being applied to the oldest unpaid rental or charge.

SECTION 8. NET LEASE: NO OFFSET: THIS IS A NET LEASE, AND ALL RENT AND ALL OTHER SUMS PAYABLE BY LESSEE HEREUNDER SHALL BE PAID UNCONDITIONALLY WHEN DUE, WITHOUT ABATEMENT, DEDUCTION COUNTERCLAIM OR SETOFF ANY NATURE, INCLUDING WITHOUT LIMITATION ANY COUNTERCLAIM OR SETOFF ARISING OUT OF ANY PRESENT OR FUTURE CLAIM LESSEE MAY HAVE AGAINST LESSOR, OR ANY ASSIGNEE OF LESSOR OR THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, OR ANY OTHER PARTY. In no event, except as otherwise expressly provided herein, shall this Lease terminate or shall any of the Lessee's obligations be affected by reason of any defect in or damage to or loss or destruction of all or any part of the Equipment, from any cause whatsoever, or any interference with Lessee's use of the Equipment by any person or for any other cause whatsoever.

SECTION 9. NO AGENCY: LESSEE ACKNOWLEDGES THAT NEITHER THE SUPPLIER NOR ANY SALESPERSON, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE SUPPLIER OR ANY FINDER, BROKER, OR EMPLOYEE AGENT OF ANY FINDER OR BROKER IS AN AGENT OR REPRESENTATIVE OF LESSOR, AND THAT NONE OF THE ABOVE IS AUTHORIZED TO WAIVE, ALTER OR ADD TO ANY TERM, PROVISION OR CONDITION OF THE LEASE, OR MAKE ANY REPRESENTATION WITH RESPECT TO THIS LEASE. Lessee further acknowledges that Lessee, in executing this Lease, has relied solely upon the terms, provisions and conditions contained herein, and any other statements, warranties, or representations, if any, by the supplier, or salesperson, employee, representative or agent of the supplier or any finder, broker, or employee or agent or any finder or broker have not been relied upon by Lessee and shall not effect the Lessee's obligation to pay the rent and otherwise perform as set forth in this Lease.

SECTION 10. CHOICE OF LAW: THIS LEASE IS SUBJECT TO APPROVAL AND ACCEPTANCE OF BALBOA CAPITAL CORPORATION'S FINANCE COMMITTEE, AND SHALL NOT BECOME BINDING UPON LESSOR UNLESS EXECUTED BY AN OFFICER OF LESSOR. Such officer shall be the C.E.O., President, C.O.O., or Vice President. No other officer, employee or agent of Lessor has the authority to waive, alter, or add to any term, provision, or condition of this lease. Any action, proceeding, or appeal on any matter related to or arising out of this Lease, Lessor, Lessee and any guarantor or subscriber (I) SHALL BE SUBJECT TO THE JURISDICTION OF THE STATE OF CALIFORNIA, AND CONCEDES THAT IT, AND EACH OF THEM, TRANSACTED BUSINESS IN THE STATE OF CALIFORNIA BY ENTERING INTO THIS LEASE; (II) SHALL ACCEPT VENUE IN THE COUNTY OF ORANGE. LESSEE HEREBY WAIVES TRIAL BY JURY AND THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION BETWEEN LESSEE AND LESSOR WITH RESPECT TO THIS LEASE. THE EQUIPMENT OR THE REPOSSESSION THEREOF. SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART OF THIS LEASE.

LESSEE: INTERACTIVE TELESIS, INC.       ACCEPTED BY:
                                        LESSOR: BALBOA CAPITAL CORPORATION
BY: /s/ [Signature Illegible]           BY: /s/ MELISSA FISHER
   -------------------------------         -----------------------------------
TITLE: PRESIDENT    DATE: 10-18-96      TITLE: VICE PRESIDENT  DATE: 10-18-96

                                  EXHIBIT 'A'

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ITEM           QUANTITY                 DESCRIPTION
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

1.             01                            DELL POWEREDGE 2100 SERVER
                                             INCLUDING: 180 MHZ PENTIUM PRO
                                             PROCESSOR; KEYBOARD; MOUSE; 64MB
                                             RAM; 8X SCSI CD-ROM DRIVE; 15" COLOR
                                             MONITOR; 4GB SCSI HDD; 1.44MB FDD;
                                             4/8 GB TAPE BACKUP; MICROSOFT
                                             WINDOWS NT ADVANCED SERVER 3.51;
                                             3COM 3C595-TX PCI NETWORK INTERFACE
                                             CARD

2.             01                            DIALOGIC D/160SC-LS VOICE
                                             PROCESSING BOARD

3.             01                            HP SCANJET 4P

4.             01                            SKUTCH AS-6 TELEPHONE LINE
                                             SIMULATOR

5.             01                            HP JET DIRECT EX PLUS PRINT SERVER

6.             01                            ONKYO AUDIO CASSETTE DECK




LESSEE:   INTERACTIVE TELESIS, INC.

BY:       /S/ DONALD CAMERON
          ---------------------------
          Donald Cameron

TITLE:    PRESIDENT

                                  ADDENDUM "A"

                                       TO

                    MASTER LEASE AGREEMENT NO. 001-03864-01

                             LEASE SCHEDULE NO. 01


Reference is made to the above-referenced Master Lease Agreement and Lease Schedule ("Lease") dated the 8th day of November, 1996 by and between INTERACTIVE TELESIS, INC. as Lessee, and BALBOA CAPITAL CORPORATION as Lessor.

Notwithstanding the terms and conditions contained in the Lease and to the limited extent hereof, the parties hereto agree as follow:

        "AFTER THE FINAL BASE LEASE PAYMENT HAS BEEN MADE, PLUS ALL ACCRUED BUT UNPAID LATE CHARGES, INTEREST, TAXES, PENALTIES AND/OR ANY OTHER SUMS DUE AND OWING UNDER THE LEASE, AND NO EVENT OF DEFAULT, AS THE SAME IS MORE FULLY DESCRIBED IN SAID LEASE, HAS OCCURRED OR IS CONTINUING, AND PROVIDED LESSEE NOTIFIES LESSOR (BY CERTIFIED MAIL) ONE HUNDRED EIGHTY
        (180) DAYS PRIOR TO THE END OF THE BASE LEASE TERM OF LESSEE'S INTENT TO EXERCISE THIS OPTION, AS THE SAME IS MORE FULLY DESCRIBED IN SAID LEASE, (AS TO LEASE SCHEDULE __ TO SAID LEASE) ONE FINAL PAYMENT OF ONE HUNDRED ONE U.S. DOLLAR ($101.00) SHALL BECOME DUE, OWING AND PAYABLE BY INTERACTIVE TELESIS, INC. TO LESSOR FOR WHICH TITLE SHALL PASS FROM LESSOR TO LESSEE 'AS-IS, WHERE IS' WITHOUT ANY WARRANTIES EXPRESS OR IMPLIED, WHATSOEVER."

In all other respects, the terms and conditions of the Lease, as originally set forth, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, by their authorized signatories, have executed this Addendum "A" at the date set forth below their respective signatures.

LESSEE:                                  LESSOR:

INTERACTIVE TELESIS, INC.                BALBOA CAPITAL CORPORATION

BY: /s/ Donald Cameron                   BY: /s/ Melissa Fisher
    ------------------------------           ------------------------------

NAME: DONALD CAMERON                     NAME: MELISSA FISHER

TITLE: PRESIDENT                         TITLE: VICE PRESIDENT

DATE: 10-18-96                           DATE: 11-8-96

                            EQUIPMENT LEASE GUARANTY

BALBOA CAPITAL CORPORATION     LEASE NO.: 001-03864-01    DATE OF LEASE: 11/8/96

This Guaranty Agreement made and entered into this 18th day of October, 1996 by Donal Cameron (hereinafter referred to collectively as "Guarantor"), in favor of Balboa Capital Corporation (hereinafter referred to as "Lessor").

WHEREAS, Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with Lessee, and Guarantor has reached the proposed Lease in full and finds the terms of said Lease acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guaranty in entering into the Lease:

NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor, jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, or failure to perform any of the terms or conditions required of Lessee under the Lease, or in the event of failure of Lessee to make any or all payments of money required of it under the Lease, Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any time due and unpaid under the Lease, plus costs of collection, including reasonable attorney fees with or without trial, and upon appeal and review.

The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action or actions may be brought against Guarantor, whether action is brought against Lessee or whether Lessee be joined in any action or actions, the liability of Guarantor hereunder being primary Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder of the enforcement hereof.

Guarantor authorizes Lessor, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms or other terms of the Lease or any part thereof. Lessor may, without notice, assign this Guaranty in whole or in part.

Guarantor hereby waives any right to require Lessor to: (a) proceed against Lessee; (b) proceed against or exhaust any security held by Lessor; or (c) pursue any other remedy in Lessor's power. Guarantor waives any defense arising by reason of any defense of Lessee, including any defense relating to Statute of Limitations, or by reason of the cessation, from any cause whatsoever, of the liability of Lessee under the Lease. Guarantor waives any and all demands for performance, notices of nonperformance of default, and notices of cancellation or forfeiture. Lessor may apply all proceeds received from Lessee or others to such part of Lessee's indebtedness as Lessor may deem appropriate without consulting Guarantor and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty. GUARANTOR SHALL BE SUBJECT TO THE JURISDICTION OF THE STATE OF CALIFORNIA AND SHALL ACCEPT VENUE IN THE COUNTY OR ORANGE. GUARANTOR HEREBY WAIVES TRIAL BY JURY AND THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION BETWEEN LESSEE, LESSOR, AND/OR GUARANTOR WITH RESPECT TO THIS GUARANTEE AND/OR THE LEASE.

If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors or officers and/or are financially or otherwise interested in Lessee, and if married, their marital communities are so interested.

This Guaranty shall not be affected or discharged by the death of the undersigned, but shall bind Guarantor's heirs and personal representatives, and shall inure to the benefit of any successors or assigns of Lessor.

This instrument constitutes the entire agreement between Lessor and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty which shall not be modified except by the parties in writing. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

  IMPORTANT: THIS AGREEMENT CREATES SPECIFIC LEGAL OBLIGATIONS. DO NOT SIGN IT UNTIL YOU HAVE FULLY READ IT. BY SIGNING YOU COMPLETELY AGREE TO ITS TERMS.

IN WITNESS WHEREOF, the undersigned Guarantor(s) has/have executed this Guaranty this 18th day of October, 1996.

GUARANTOR  DONALD CAMERON                GUARANTOR

NAME  /s/ Donald Cameron    (NO TITLE)    NAME                        (NO TITLE)
     --------------------------------         ----------------------------------

HOME ADDRESS  1109 Sycamore View Dr.      HOME ADDRESS
                                                       -------------------------

CITY  Encinitas    STATE  CA  ZIP 92024   CITY              STATE      ZIP
                                               ------------       ----     -----